SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRE IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                           PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)) [
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SPEC'S MUSIC, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)     Title of each class of securities to which transaction applies:
        .......................................................................
        2)     Aggregate number of securities to which transaction applies:
        .......................................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):..
        4)     Proposed maximum aggregate value of transaction:
        .......................................................................
        5)     Total fee paid:
        .......................................................................
[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)     Amount Previously Paid:
        ..................................................
        2)     Form, Schedule or Registration Statement No.:
        ..................................................
        3)     Filing Party:
        ..................................................
        4)     Date Filed:
        ..................................................

                                  [SPEC'S LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                December 10, 1996

        Notice is hereby given that the Annual Meeting of Shareholders of Spec's Music, Inc. (the "Company") will be held on Tuesday, December 10, 1996, at 10:00 a.m., Eastern Daylight Time, at the Radisson Mart Plaza Hotel, Salon H, 711 N.W. 72nd Avenue, Miami, Florida 33126, for the following purposes, as described in the attached proxy statement:

        A. To elect a board of six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

        B. To consider and act upon a proposal to adopt the Spec's Music, Inc. 1996 Non-Employee Directors Stock Option Plan, as set forth in Exhibit A to the Proxy Statement.

        C. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on October 25, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting.

        By order of the Board of Directors.

                                                       DOROTHY J. SPECTOR
                                                            Secretary

November 4, 1996

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE.

                               SPEC'S MUSIC, INC.
                           1666 Northwest 82nd Avenue
                              Miami, Florida 33126

                    P.O. Box 520248 Miami, Florida 33152-0248
                                 (305) 592-7288

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                December 10, 1996

        This Proxy Statement has been prepared and is furnished by the Board of Directors of Spec's Music, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company to be held on December 10, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting.

        It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about November 12, 1996. The Company's Annual Report, including audited financial statements for the fiscal year ended July 31, 1996, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

        Only holders of record of the Company's common stock, $.01 par value (the "Common Stock"), on the books of the Company at the close of business on October 25, 1996, are entitled to vote at the meeting. On that date, there were 5,318,169 issued and outstanding shares of Common Stock . The holder of each share of Common Stock is entitled to one vote on each matter to be presented at the meeting.

        Shares represented by a properly executed proxy received in time to permit its use at the meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted for the election of all nominees for director and, in the discretion of the proxy holders, as to any other matter which may properly come before the meeting. A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of revocation to the Secretary, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

        The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by facsimile transmissions. The Company will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

        In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes are not. The Company's By-Laws provide that the affirmative vote of a majority of the shares represented and entitled to vote on a matter shall be the act of the stockholders, except as otherwise provided, among other things, by Florida law. The current Florida Business Corporation Act (the "Act") provides that directors are elected by a plurality of the votes cast and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the Company's Articles of Incorporation require a greater vote). Therefore, under the Act as to all matters to be voted on by shareholders at the Annual Meeting, abstentions and broker non-votes have no legal effect on whether a matter is approved.

        You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of November 1, 1996, by each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each director, by each named executive officer, and by all directors and officers of the Company as a group. All shares were owned directly with sole voting and dispositive power unless otherwise indicated.

                                                  AMOUNT AND
                                                   NATURE OF          PERCENT
NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP    OF CLASS
------------------------                     --------------------    --------
a)   Directors and Officers

     Ann Spector Lieff(1)(2).................    1,309,698(3)          24.5%
        President, Chief Executive
         Officer and Director
        1666 Northwest 82nd Avenue
        Miami, Florida  33126

     Rosalind Spector Zacks(1)(4)............    1,294,809(3)          24.2%
        Vice President and Director
        1666 Northwest 82nd Avenue
        Miami, Florida  33126

     Martin W. Spector(5)....................      105,935              2.0%
     Arthur H. Hertz.........................        9,500(3)              *
     Cynthia C. Turk.........................        4,500(3)              *
     Barry J. Gibbons........................       82,481(3)           1.5%
     Jeffrey J. Fletcher.....................       51,996(3)           1.0%
     All directors and officers as a group
        (9 persons including those
         named above)........................    2,777,730(6)          50.2%

b)   Other Beneficial Owner

     Dimensional Fund Advisors, Inc. (7).....        286,265            5.4%
        1299 Ocean Avenue, 11th Floor
        Santa Monica, California 90401

--------------------
(Notes on next page.)

 *    Less than one percent.

(1) Ms. Lieff and Ms. Zacks have entered into an agreement whereby each has granted to the other certain first refusal rights with respect to the Common Stock owned by each of them and certain rights to purchase such stock in the event of death.

(2) Does not include 2,500 shares owned by Ms. Lieff's husband, as to which Ms. Lieff disclaims beneficial ownership. Includes 8,300 shares held by the minor children of Ms. Lieff, over which Ms. Lieff shares voting and investment power with Mr. Lieff, and 86,238 shares held in the Spec's Music, Inc. 401(k) Plan over which Ms. Lieff and Ms. Zacks have shared voting and investment power in their capacities as trustees of such plan.

(3) This number represents outstanding shares of Common Stock owned by such person as of November 1, 1996 plus shares which may be purchased under stock options held by such person and presently exercisable or exercisable within 60 days after November 1, 1996 as follows: Ann S. Lieff, 37,750 options; Rosalind S. Zacks, 31,750 options; Arthur H. Hertz, 4,500 options; Cynthia C. Turk, 4,500 options, Barry J. Gibbons, 82,481 options; and Jeffrey J. Fletcher, 51,996 options.

(4) Includes 8,300 shares held by the minor children of Ms. Zacks and 86,238 shares held in the Spec's Music, Inc. 401(k) Plan over which Ms. Lieff and Ms. Zacks have shared voting and investment power in their capacities as trustees of such plan.

(5) Does not include 5,049 shares owned by Mr. Spector's wife, Dorothy J. Spector, as to which Mr. Spector disclaims beneficial ownership.

(6) Includes 212,977 shares which may be purchased pursuant to outstanding stock options which are presently exercisable or exercisable within 60 days after November 1, 1996. Also includes the 86,238 shares held in the Spec's Music, Inc. 401(k) Plan over which Ms. Lieff and Ms. Zacks have shared voting and investment power in their capacities as trustees of such plan.

(7) Based solely on information contained in a Schedule 13G dated February 7, 1996 filed with the Securities and Exchange Commission, which states as follows: Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 286,265 shares of Spec's Music, Inc. stock as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 1996, the Company's directors and executive officers complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.

                              ELECTION OF DIRECTORS

        The persons named in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. Directors elected at the meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. In the event that any nominee is unable or unwilling to serve, discretionary authority is reserved to the persons named in the accompanying form of proxy to vote for substitute nominees. Management does not anticipate that such an event will occur. Each director shall be elected by a plurality of the votes cast.

        The six nominees are currently serving as directors of the Company.

                                                                 BUSINESS EXPERIENCE
                                      AGE AS OF                 DURING PAST FIVE YEARS           DIRECTOR
NAME                               NOVEMBER 1, 1996               AND DIRECTORSHIPS                SINCE
----                               ----------------              -------------------              ------

Barry J. Gibbons..............            50              Chairman of the Board since 1996;        1995
                                                          Consultant with Festina, a business
                                                          consulting company, since 1993;
                                                          Chairman and Chief Executive Officer
                                                          of Burger King Corporation, a fast
                                                          food business, between 1989 and 1993

Arthur H. Hertz(1)(2).........            63              Chairman of the Board and Chief          1985
                                                          Executive Officer of Wometco
                                                          Enterprises, Inc., f/k/a WOM Enter-
                                                          prises, Inc., an entertainment
                                                          services company, since 1985

Ann Spector Lieff(3)..........            44              President and Chief Executive Officer    1979
                                                          of the Company since 1980

Martin W. Spector(3)..........            91              Chairman Emeritus since 1996;            1970
                                                          Chairman of the Board of Directors of
                                                          the Company from 1980 until 1996

Cynthia Cohen Turk(1)(2)......            43              President of Marketplace 2000            1992
                                                          Consulting, a marketing and strategy
                                                          consulting company, since 1990; a
                                                          partner with Deloitte & Touche, an
                                                          independent public accounting firm,
                                                          between 1984 and 1990; presently a
                                                          director of Loehmann's Holdings,
                                                          Inc., One Price Clothing, Inc.,
                                                          Capital Factors, Inc., and Office
                                                          Depot, Inc.

Rosalind Spector Zacks(3).....            46              Vice President since 1993; Executive     1979
                                                          Vice President and Treasurer of the
                                                          Company between 1981 and 1993


--------------------
(1)   Member of Stock Option and Compensation Committee.
(2)   Member of Audit Committee.
(3) Ann Spector Lieff and Rosalind Spector Zacks are sisters, and are the daughters of Martin W. Spector and Dorothy J. Spector (the Secretary of the Company). William Lieff (a Vice President of the Company during part of fiscal 1996) is the husband of Ann Spector Lieff. There are no family relationships between any other directors or executive officers of the Company.

                                       -5

                               BOARD OF DIRECTORS

GENERAL

        The Board of Directors of the Company held eight meetings during fiscal 1996 and acted by written consent three times. The Board has an Audit Committee and Stock Option and Compensation Committee. The Stock Option and Compensation Committee met two times and the Audit Committee met one time each during fiscal 1996. The Board does not have a Nominating Committee. During fiscal 1996, each director attended at least 75% of the meetings of the Board and any committee on which such director served.

        The Stock Option and Compensation Committee sets salaries and bonuses for officers of the Company, and determines the number of stock options to be awarded to officers and eligible employees of the Company. The Audit Committee performs the following principal functions: recommends to the Board of Directors the engagement of independent auditors for the ensuing year; reviews the scope of the annual audit; reviews with auditors the results of the audit engagement, including review of the financial statements and the management letter; and, reviews the scope of and compliance with the Company's internal controls.

COMPENSATION OF DIRECTORS

        Effective in June 1996, each director who is not an officer or employee of the Company began receiving $20,000 per year, paid quarterly, for service on the Company's Board of Directors, regardless of the number of meetings the Board holds or the amount of time each director must devote to the Company. Directors who are officers or employees of the Company receive no additional compensation for attendance at Board or committee meetings. During fiscal 1996, the Company also paid $70,000 in consulting fees to Festina, a company controlled by the Company's Chairman, Barry J. Gibbons. Festina provides strategic planning, marketing and new business development services to the Company pursuant to the terms of a consulting agreement with the Company. The Company did not make any other payments to directors with respect to participation on Board committees or with respect to special assignments during fiscal 1996.

        Under the 1993 Non-Employee Directors Stock Option Plan, members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates ("Non-Employee Directors") receive stock options to purchase Common Stock in the Company. Each Non-Employee Director (Ms. Turk, Mr. Hertz and Mr. Gibbons prior to the time he became an executive officer of the Company) received an initial non-qualified option to purchase 5,000 shares at the time of effectiveness of such plan. Thereafter, each future Non- Employee Director will receive a non-qualified option to purchase 5,000 shares when such person is first elected to the Board of Directors. In addition, each Non-Employee Director will receive a non-qualified option to purchase 1,000 shares each subsequent year that he or she is re-elected. The initial 5,000 share grants become exercisable in 25% annual increments beginning one year after grant. The 1,000 share grants become exercisable one year after grant. The exercise price of all options is the fair market value of the Company Common Stock at the time of the grant.

                            COMPENSATION OF OFFICERS

        The following table summarizes the compensation paid or accrued by the Company for services rendered during fiscal years 1994, 1995, and 1996 by (i) the Company's Chief Executive Officer and (ii) each of the Company's four other most highly compensated executive officers or significant employees whose total annual salary and bonus exceed $100,000.

SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION

                                                                      LONG TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                                    -------------
                                                           OTHER     SECURITIES       ALL
 NAME & PRINCIPAL         FISCAL    SALARY      BONUS     ANNUAL     UNDERLYING      OTHER
      POSITION             YEAR       ($)        ($)   COMPENSATION    OPTIONS    COMPENSATION**
------------------        ------    ------    -------  ------------  ----------   ------------
ANN SPECTOR LIEFF          1996     $125,000  $   0          *              0        $3,083
PRESIDENT & CEO            1995      173,250      0          *         15,000         3,697
                           1994      173,250      0          *         15,000         4,511

ROSALIND SPECTOR           1996      107,550      0          *              0         3,864
ZACKS                      1995      137,550      0          *          7,000         4,447
VICE PRESIDENT             1994      137,550      0          *          7,000         4,148

JEFFREY J. FLETCHER***     1996      131,342      0         ---       208,000           ---
EXECUTIVE VICE PRESIDENT,  1995          ---    ---         ---           ---           ---
CHIEF OPERATING AND        1994          ---    ---         ---           ---           ---
FINANCIAL OFFICER

--------------------

* Aggregate amount of Other Annual Compensation for each other person is less than $50,000 or 10% of such person's annual salary and bonus.

**   All Other Compensation includes:

         (a) contributions to the 401(k) Plan for Ms. Lieff in the amounts of $851, $2,135, and $2,533 for 1996, 1995 and 1994, respectively; and for
         Ms. Zacks in the amounts of $1,656, $1,692, and $2,011 for 1996, 1995 and 1994, respectively; (b) premiums paid for long-term disability insurance for Ms. Lieff in the amounts of $942, $1,161 and $1,161 for 1996, 1995 and 1994, respectively; and for Ms. Zacks in the amounts of $748, $922 and $922 for 1996, 1995 and 1994, respectively; and (c)
         premiums paid for life insurance for Ms. Lieff in the amounts of $1,290, $1,215, and $1,115 for 1996, 1995 and 1994, respectively; and
         for Ms. Zacks in the amounts of $1,460, $1,325 and $1,215 for 1996, 1995 and 1994, respectively.

*** Mr. Fletcher receives such compensation as the principal shareholder of Transition Strategies, Inc. ("TSI"), a consulting company with which the Company contracts to receive his services. The Company retained the services of TSI beginning in November 1995. Mr. Fletcher's salary includes $15,167 associated with the grant of his stock options on January 23, 1996 at below fair market value.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information regarding the grant of stock options to the named executive officers in fiscal year 1996. In addition, hypothetical gains of 5% and 10% are shown for these stock options. These hypothetical gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the stock options were granted over the full option term. No stock appreciation rights were granted during the 1996 fiscal year.

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                     % OF TOTAL                                ANNUAL RATES OF STOCK
                        NUMBER OF  OPTIONS GRANTED  EXERCISE                  PRICE APPRECIATION FOR
                         OPTIONS   TO EMPLOYEES IN  PRICE PER   EXPIRATION      OPTION TERM(3)
NAME                   GRANTED(1) FISCAL YEAR 1996  SHARE(2)       DATE            5%          10%
----                   ---------- ----------------  --------       ----            --          ---

Ann Spector Lieff          0             0%         $   ---          ----       $  ---     $  ---
Rosalind Spector Zacks     0             0%         $   ---          ----          ---        ---
Jeffrey J. Fletcher(4 )208,000          44%         $1.3125    January 22, 2001 $ 192,005  $313,726

--------------------
(1) The options vest at the rate of 8,666 per month beginning February 23, 1996, subject to acceleration in the event of certain mergers, sales of assets or other change of control transactions.

(2) The exercise price is $.44 less than the fair market value as of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term, which is assumed to be 5 years for this purpose. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date that the respective options were granted through their assumed expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock.

(4) Mr. Fletcher is not an employee of the Company, but rather an employee of TSI, a consultant to the Company. The options granted to Mr. Fletcher are included herein because Mr. Fletcher serves as an executive officer of the Company pursuant to the Company's consulting agreement with TSI.

AGGREGATED STOCK OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

        Set forth below is certain information pertaining to stock options held by the named executive officers as of July 31, 1996. None of the named executive officers exercised any stock options in the year ended July 31, 1996.




                                                                    VALUE OF UNEXERCISED
                               NUMBER OF UNEXERCISED                IN-THE-MONEY OPTIONS
                              OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR-END(1)
                              --------------------------            --------------------
                             EXERCISABLE    UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
                             -----------    -------------       -----------    -------------
Ann Spector Lieff                 37,750         20,750            $     (2)     $     (2)
Rosalind Spector Zacks            31,750         10,250                  (2)           (2)
Jeffrey J. Fletcher               51,996        156,004                3,250         9,750

--------------------
(1) Based on a fair market value of $1.375 per share for the Common Stock, as determined by using the closing bid quotation on July 31, 1996.

(2) Options were not in-the-money on July 31, 1996.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

        GENERAL. The Company's management compensation philosophy is to attract and retain quality executives through a combination of competitive base salaries and performance-based bonuses. The Company also believes that its officers and key employees should have an equity interest in the Company, either through direct stock ownership or through ownership of stock options. As a result, the Company grants stock options to its officers and key employees.

        BASE SALARY. The Company's approach to base compensation is to offer competitive salaries in comparison to market standards. The Company has conducted a market study of the salaries of officers of publicly held companies in the Company's industry and has set officer salaries to be competitive with these companies. Increases in base compensation are based on the performance of the Company's executives, the performance of the Company and salaries paid to officers of similar companies. Ms. Lieff's salary is reviewed annually and is based on salaries paid to chief executive officers of companies similar to the Company. Ms. Lieff's base salary has not been increased since 1990, and was decreased in fiscal 1996.

        BONUS COMPENSATION. The Company rewards its executive officers with annual bonuses based on the performance of the Company. Bonuses are generally based on a percentage of each executive's base salary. The percentage increases as the Company surpasses a certain financial target for annual net income. Both the percentages and the financial target are generally established each year by the Stock Option and Compensation Committee. For fiscal 1996, no bonuses were paid to executive officers of the Company. Ms. Lieff has asked the Stock Option and Compensation Committee not to grant either her or Rosalind Spector Zacks a bonus during the last five fiscal years in order to maximize stockholder value.

        STOCK OPTIONS. Stock options are currently the Company's principal vehicle for payment of long-term incentive compensation. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if the Company's stock price increases. Options granted under the Company's employee stock option plan vest in annual 25% increments beginning one year after the date of the grant. Grants of stock options generally are based upon the performance of the Company, the level of the executive's position within the Company and an evaluation of the executive's past and expected future performance. The Company generally grants stock options on an annual basis. The Stock Option and Compensation Committee decided not to award options to any of the Company's executive officers, including Ms. Lieff, during fiscal 1996 due to the Company's declining financial performance. As part of the consulting agreements with Festina and TSI, the Board of Directors awarded options to purchase a total of 469,766 shares of Common Stock to Barry
J. Gibbons and Jeffrey J. Fletcher, who are executive officers of the Company and the principals of Festina and TSI, respectively.

                                                          Arthur H. Hertz
                                                          Cynthia Cohen Turk

EXECUTIVE OFFICER CONSULTING AGREEMENTS

        Effective January 1, 1996, the Company entered into a consulting agreement (the "Festina Agreement") with Barry Gibbons d/b/a Festina ("Festina"). Pursuant to the Festina Agreement, Barry J. Gibbons agreed to serve as Chairman of the Board of the Company, devote 40% of his business time to the Company, and provide advice on strategic planning, marketing and new business development for the Company. The term of the Festina Agreement is three years, although either party may terminate the Festina Agreement on 30 days' written notice during the term. The Company has agreed to pay Festina $10,000 per month and has granted Mr. Gibbons options to purchase 261,766 shares of the Company's Common Stock at an exercise price of $1.125 per share. The options vest over a three-year period in monthly installments of 7,271. In the event of certain changes in control of the Company, the options vest immediately.

        Effective January 23, 1996, the Company entered into a consulting agreement (the "TSI Agreement") with Transition Strategies, Inc. ("TSI"). Pursuant to the TSI Agreement, TSI agreed to cause Jeffrey J. Fletcher to serve as Executive Vice President and Chief Operating Officer for the Company on a full-time basis, and to provide financial consulting services to the Company. The term of the TSI Agreement is three years. During the term, the Company has agreed to pay TSI $13,750 per month during the first year, which fee shall be increased to $15,000 in the second year of the term. The Company has also granted Mr. Fletcher, the principal shareholder of TSI, options to purchase 208,000 shares of the Company's Common Stock at an exercise price of $1.3125 per share. The options vest over a two-year period in monthly installments of 8,666. In the event of certain changes in control of the Company, the options vest immediately.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company has a Stock Option and Compensation Committee which sets compensation levels for the Company's executive officers. On December 12, 1995, the Board of Directors appointed members of the Stock Option and Compensation Committee to serve until December 31, 1996. These persons are Arthur H. Hertz and Cynthia Cohen Turk.

        One officer of the Company, Barry J. Gibbons, was a member of the Stock Option and Compensation Committee during a portion of fiscal 1996. Mr. Gibbons abstains from voting on issues concerning the compensation of his consulting company, Festina.

STOCK PERFORMANCE GRAPH

        In accordance with Securities and Exchange Commission regulations, the following graph compares the cumulative total shareholder return to the Company's stockholders during the five year period ended July 31, 1996 to the NASDAQ Index (U.S. Stocks) and a NASDAQ Retail Trade Stocks Index.

                     COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN (1)
                  AMONG SPEC'S MUSIC, INC., NASDAQ (U.S.) AND NASDAQ RETAIL
                        FOR THE FIVE FISCAL YEARS ENDED JULY 31, 1996
                             1991   1992    1993   1994   1995   1996

NASDAQ US                    100    117     143    147    206    225
NASDAQ RETAIL                100    106     111    108    128    139
SPEC'S MUSIC                 100    119     106    125     88     38


--------------------
(1) Assumes that the value of the investment in the Company and each index was $100 on July 31, 1991, and that all dividends are reinvested.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

        The Company leases one of its stores from the Martin W. Spector Irrevocable Trust (the "Trust"). Dorothy J. Spector, Secretary of the Company, is a trustee of the Trust, along with her daughters, Ann Spector Lieff and Rosalind Spector Zacks, and her two sons. Ms. Lieff, Ms. Zacks, and their two brothers are the beneficiaries of the Trust. During the year ended July 31, 1996, the total rents paid to the Trust were $152,702, excluding sales tax. The Company entered into a new lease with the Trust on March 1, 1996. This lease was approved by the independent members of the Board of Directors. Under the new lease, the lease term was extended to 1999, and the annual rent was increased to $164,160, plus applicable sales tax, subject to escalation based upon a percentage of sales. The lease approval was based, among other things, on an independent analysis of the applicable market rental rate for such store.

        During fiscal 1994, the Company, as lessee, and the Rosalind S. Zacks Family 1989 Trust and the Lieff Family 1989 Trust (collectively, the "1989 Trusts"), as lessor, executed a lease for a store in St. Petersburg, Florida. Ms. Lieff is the trustee, and Ms. Zacks' son is the beneficiary, of the Rosalind
S. Zacks Family 1989 Trust. William A. Lieff, a Vice President of the Company during a portion of fiscal 1996, and the spouse of Ms. Lieff, is the trustee, and Ms. Lieff's daughter is the beneficiary, of the Lieff Family 1989 Trust. During the year ended July 31, 1996, the total rents paid to the 1989 Trusts were $152,982, excluding sales tax. The lease expires on July 31, 2000 and provides the Company with the right to renew the lease for two additional five-year terms under the same terms and conditions as set forth in the initial term. The lease provides for an annual minimum rental of $140,000, plus capped cost-of-living adjustments commencing in the fourth year of the lease term, and additional rent based upon a percentage of gross sales from the leased premises.

        In addition, under each of the leases described above, the Company is, or will be, responsible for all expenses incurred in connection with maintenance, real estate taxes and insurance of the respective properties. The Company believes that the terms of the leases are, or will be, no less favorable to the Company than would be obtainable from unaffiliated parties.

                  BOARD OF DIRECTORS' PROPOSAL RELATING TO THE
                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

        In order to continue to effectively attract and retain employees and directors, the Board of Directors adopted the Spec's Music, Inc. 1993 Incentive Stock Plan (the "1993 Plan") and the Spec's Music, Inc. 1993 Non-Employee Directors Stock Option Plan (the "1993 Non- Employee Plan") on September 21, 1993. The 1993 Plan and 1993 Non-Employee Plan were approved by the stockholders at the 1993 Annual Meeting of Stockholders. Pursuant to the terms of the 1993 Non-Employee Plan, the Company was permitted to grant options to purchase an aggregate of up to 50,000 shares of Common Stock to non-employee directors. The Company has awarded 20,000 stock options to 3 non-employee directors since the inception of the 1993 Non-Employee Plan. Since such time, the Company has found that both the total number of option shares available for award and the number of option shares allocated annually to each non-employee director are insufficient to adequately attract and retain qualified non-employee directors. In order to rectify this problem, the Board of Directors adopted the 1996 Non-Employee Directors Stock Option Plan (the "1996 Non-Employee Plan"), subject to the approval of the stockholders at the 1996 Annual Meeting of Stockholders. The 1996 Non- Employee Plan is substantially similar to the 1993 Non-Employee Plan except as noted herein. The Board recommends that the 1996 Non-Employee Plan be approved.

SUMMARY OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

        On June 4, 1996, the Company's Board of Directors adopted the 1996 Non-Employee Plan, subject to approval by the Company's shareholders. The purpose of the 1996 Non- Employee Plan is to help attract, retain and compensate highly qualified individuals, who are not employees of the Company, as members of the Board of Directors, and to encourage the Company's Board of Directors to maintain a personal investment in the Company. The following is a general description of the principal features of the 1996 Non-Employee Plan. A copy of the complete 1996 Non-Employee Plan is attached hereto as Exhibit "A."

        A total of 150,000 shares of Common Stock have been reserved for issuance under the 1996 Non-Employee Plan. As of October 25, 1996, there were 5,318,169 shares of Common Stock outstanding and the closing bid quotation for a share of Common Stock was $1.25. In addition, there were two Non-Employee Directors on such date. All Non-Employee Directors will receive stock options under the 1996 Non-Employee Plan.

        Under the 1996 Non-Employee Plan, members of the Board of Directors who are not employees of the Company or any of its subsidiaries or affiliates ("Non-Employee Directors") will receive annual stock options to purchase Common Stock in the Company pursuant to the following formula. Each Non-Employee Director will receive a non-qualified option to purchase 20,000 shares when such person is first elected to the Board of Directors (or when the Plan is adopted, if the person is already a member of the Board), and will receive a non-qualified option to purchase 2,000 shares each year that he or she is re-elected commencing in 1996.

        The exercise price for options granted under the 1996 Non-Employee Plan may not be less than the fair market value of the Common Stock, which is defined as the closing bid quotation for the Common Stock at the end of the day preceding the grant. The initial 20,000 share grant of options first becomes exercisable 30 days after the date of grant, in monthly installments of 555 shares underlying such option, with the option becoming exercisable three years after the date of grant. The annual 2,000 share grants become exercisable one year after the date of grant. All options expire five years after the date of grant and the exercise price must be paid in cash. In the event of certain corporate events or a change of control of the Company (as set forth in the 1996 Non-Employee Plan), the exercisability of options will be accelerated.

        Upon a non-employee director's death or disability, all of the non-employee director's options shall terminate. Should an individual cease to serve as a non-employee director for any reason other than death or disability, the individual will have thirty days within which to exercise those options which were exercisable as of the date the individual ceased to serve as a director.

        The Board of Directors may amend or terminate the 1996 Non-Employee Plan; however, no amendment may increase the number of shares of Common Stock reserved for options, extend the termination date of the 1996 Non-Employee Plan, permit the grant of options with terms greater than five years, change the class of persons eligible to receive options, give the Board of Directors discretion with respect to the grant options, or permit any change or modification of the 1996 Non-Employee Plan which requires shareholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, unless the Board of Directors also obtains the approval of the Company's shareholders to such change. Except in accordance with the 1996 Non-Employee Plan, no amendment or termination of the 1996 Non-Employee Plan may, without the consent of the participant, impair the rights of a participant with respect to options granted prior to such amendment or termination. In addition, the Board of Directors may take whatever action is necessary to assure the 1996 Non-Employee Plan's compliance with all applicable laws.

        If approved by the Company's shareholders, the 1996 Non-Employee Plan will become effective as of June 4, 1996, and will terminate on June 4, 2001, unless terminated earlier by the Board of Directors.

        The Company granted options to purchase 20,000 shares of Common Stock to each of its two Non-Employee Directors on June 4, 1996. Except as provided in the New Plan Benefits table below, the amount of options received or to be received by the directors who are not executive officers as a group is not determinable.

        Under current Federal income tax laws, stock options granted under the 1996 Non- Employee Plan will generally have the following tax consequences. The directors will realize no income for federal income tax purposes upon the grant of such stock options, and the Company, therefore, will receive no deduction at such time. At the time of exercise, however, the holder generally will recognize income, taxable as ordinary income, to the extent that the fair market value of the Common Stock received on the exercise date exceeds the exercise price. The Company will be entitled to a corresponding deduction for federal income tax purposes in the year in which the stock option is exercised. If the Common Stock is held for at least one year and one day after exercise, long term capital gain will be realized upon disposition of such Common Stock to the extent the amount realized on such disposition exceeds its fair market value as of the exercise date.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             NEW PLAN BENEFITS TABLE

                                                  1996 NON-EMPLOYEE PLAN
                                                  ----------------------
                                                                      NUMBER
                                                OLLAR VALUE(1)      OF UNITS
                                                --------------      --------
NAME AND POSITION
-----------------
Executive Group.................................        --              --
Non-Executive Director Group....................   $75,000          40,000
Non-Executive Officer Employee Group............        --              --
--------------------
(1)  Represents exercise price per share of Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected the firm of Deloitte & Touche LLP, Certified Public Accountants. Broward Financial Centre, 500 East Broward Blvd., Suite 900, Fort Lauderdale, Florida 33394-3073, as independent public accountants of the Company for the ensuing year. The firm was the independent public accountants of the Company for the fiscal year ended July 31, 1996. A representative of Deloitte & Touche LLP is expected to be present at the meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals which are to be considered for inclusion in the proxy materials of the Company for its 1997 Annual Meeting of Shareholders must be received by the Company by July 18, 1997. Such proposals must comply with requirements as to the form and substance established by applicable law and regulations in order to be included in the proxy statement.

                             ADDITIONAL INFORMATION

        The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

        Kindly date, sign and return the enclosed proxy card.

                                         By Order of the Board of Directors

                                                 DOROTHY J. SPECTOR
                                                      Secretary

                                   EXHIBIT "A"

                               SPEC'S MUSIC, INC.

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

        1. PURPOSE. The purpose of this Plan is to help attract, retain and compensate highly qualified individuals who are not current employees of Spec's Music, Inc. (the "Company") as members of the Board of Directors and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in directors having a greater personal financial investment in the Company. Options granted under the Plan are intended to be options which do not meet the requirements of Section 422 of the Code.

        2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

           "Annual Meeting Date" means 5:00 p.m. on the date of the annual meeting of the Company's shareholders at which the Directors are elected.

           "Board" means the Company's Board of Directors.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Common Stock" means the Common Stock, par value $.01 per share of the Company.

           "Company" refers to Spec's Music, Inc., a Florida corporation.

           "Director" means a member of the Board.

           "Effective Date" is the date specified in Section 15.1.

           "Eligible Director" means any person who is a member of the Board and who is neither an employee, full time or part time, of the Company, nor an independent contractor providing services to the Company, directly or indirectly, other than as a director.

           "Fair Market Value" of the Common Stock on any date of reference means the Closing Price on the business day immediately preceding such date of the Common Stock. For this purpose, the

Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transac- tions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the closing bid quotation for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low ask quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and ask quotations for the Common Stock on at least 5 of the 10 preceding days.

           "First Exercise Date" shall have the meaning set forth in Section 6(a) of this Plan.

           "Initial Grant Date" means the date on which a person is first elected as a member of the Board, or the Effective Date of this Plan in the case of persons who were members of the Board prior to the adoption of this Plan, as applicable.

           "Option" (when capitalized) means any stock option granted under this Plan.

           "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

           "Option Period" means the period five (5) years from the date an Option is granted.

           "Optionee" means a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

           "Plan" shall mean this 1996 Non-Employee Directors' Stock Option Plan for the Company.

           "Share(s)" shall mean a share or shares of the Common Stock.

        3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to One Hundred and Fifty Thousand (150,000) Shares. Such Shares may be authorized and unissued Shares, Shares issued and thereafter acquired by the Company, and/or Shares bought on the market for purposes of this Plan. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

        4. GRANTS OF OPTIONS. Each Eligible Director shall receive an initial grant of an Option to purchase Twenty Thousand (20,000) Shares on the Initial Grant Date. In addition, commencing in 1996, each Eligible Director who is re-elected to serve as a director on the Annual Meeting Date, shall be granted an option to purchase Two Thousand (2,000) Shares each year on the Annual Meeting Date. Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of the Plan and such other provisions consistent with this Plan as the Board may determine.

        5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

        6. VESTING AND EXERCISE OF OPTIONS. Each Option granted hereunder upon an Eligible Director's re-election to the Board shall become fully exercisable one year following its grant. An Option granted on the Initial Grant Date under the Plan shall vest and become exercisable in installments as follows:

           (a) the Options shall not vest nor be exercisable prior to the expiration of thirty days from the Effective Date of this Agreement, or in the case of the Options granted upon re-election of a Director, such Options shall not vest nor be exercisable prior to the expiration of thirty days from the Annual Meeting Date, (each, a "First Exercise Date");

           (b) after the First Exercise Date and until the three years after the Effective Date or Annual Meeting Date, as applicable, the Options shall vest and first become exercisable at the rate of Five Hundred and Fifty-Five (555) of the Shares underlying the Options per month;

           (c) the Options to purchase the remaining twenty (20) Shares shall vest and be exercisable three (3) years after the Effective Date or Annual Meeting Date, as applicable;

           (d) an Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state withholding requirements. The exercise price of any Shares purchased, and any required tax payment, shall be paid in full and in cash, by payment in cash or by certified, cashier's or official bank check, personal check or money order, and the Company shall not be required to deliver certificates for such Shares until such payment has been made.

No Optionee shall be deemed to be a holder of any Shares subject to an Option, nor shall an Optionee have any rights of a stockholder of the Company, unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

        7. EXERCISE SCHEDULE FOR OPTIONS.

           7.1 Each Option granted hereunder upon the Initial Grant Date and upon an Eligible Director's re-election to the Board shall be exercised in accordance with the Plan.

           7.2 Notwithstanding the foregoing provisions, each outstanding Option shall become fully exercisable immediately:

               (a) If there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, recapitalization, consolidation, merger, share, exchange, liquidation or any other form of corporate transaction;

               (b) If the stockholders of the Company shall approve a plan of merger, consolidation, share exchange, reorganization, recapitalization, liquidation or dissolution in which the Company does not survive, unless (i) the approved merger, consolidation, share exchange, reorganization, recapitalization, liquidation or dissolution is subsequently abandoned, or (ii) the entity surviving or resulting from such transaction (x) is controlled by substantially the same persons as was the Company (y) assumes all obligations of the Company under the Option, and (z) has a financial condition and operations substantially equivalent or superior to those of the Company immediately prior to the transaction; or

               (c) If the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

           7.3 The expiration date of an Option shall be five (5) years from the date of grant of the Option, subject to earlier termination pursuant to Section 8.

        8. TERMINATION OF OPTION PERIOD. In the event an Optionee's directorship is terminated, any Options that have not yet vested will terminate on such date. An Optionee whose directorship is terminated for any reason other than death or disability (as defined in the Americans With Disabilities Act of 1990 shall be entitled to exercise any Options which are then exercisable only within the thirty day period after the date he ceases to serve as a director; after such thirty day period, such Options shall be null and void. In the case of termination of the directorship by reason of the Director's death or disability as defined in the Americans With Disabilities Act of 1990, the Option or any portion thereof which was not exercisable on the date of termination shall terminate on such date.

        9. ADJUSTMENT OF SHARES.

           9.1 Options Agreements evidencing Options shall be subject to adjustment by the Board as to the number and price of Shares subject to such Options in the event of changes in the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitaliza- tion occurring after the date of grant of any such Option. In the event of any such change in the outstanding Shares, the aggregate number of Shares available under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive.

           9.2 Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

           9.3 Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceedings, whether of a similar character or otherwise.

        10. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option may not be transferred, sold, pledged or assigned by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any applicable law or regulation including, but not limited to, the following:

           (a) A representation and warranty by the Optionee to the Company, at the time any Option is exercised, that Optionee is acquiring the Shares to be issued for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

           (b) A representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuances of the Shares and are endorsed upon the Share certificates.

        12. RESTRICTIONS ON ISSUING SHARES. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        13. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan, provided that the Board does not have any discretion with respect to the grant of options under the Plan.

        14. INTERPRETATION.

            14.1 If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Without limiting the generality of the foregoing, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and this Plan is intended to constitute a "Formula Plan" pursuant to Rule 16b-3(c)(2)(ii). To the extent any provision of the Plan or action by the Board hereunder is inconsistent with the foregoing requirements, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board.

            14.2 The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

        15. TERM OF PLAN, AMENDMENT AND TERMINATION OF THE PLAN.

            15.1 This Plan is effective as of June 4, 1996, the date of its original adoption by the Board, subject to approval by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the Annual Meeting of the Shareholders of the Company, which is scheduled to be held on December 10, 1996. This Plan shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after five years from the Effective Date.

            15.2 The Board may from time to time amend, terminate or suspend the Plan or any Option; provided, however, that except to the extent provided in
Section 9, no such amendment may (i) without approval by the Company's shareholders, increase the number of Shares reserved for Options or change the class of persons eligible to receive Options or involve any other change or modification requiring shareholder approval under Rule 16b-3 of the 1934 Act;
(ii) permit the granting of Options that expire beyond the maximum five-year period described in Subsection 7.3; (iii) extend the termination date of the Plan as set forth in Section 15.1; or (iv) give the directors discretion with respect to the grant of options; and, provided further, that, except to the extent otherwise specifically provided in Section 8, no amendment, termination or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee. Any termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated.

            15.3 Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to Directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted, and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes in the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

            16. RESERVATIONS OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                               SPEC'S MUSIC, INC.

                           1666 NORTHWEST 82ND AVENUE
                                 MIAMI, FLORIDA

                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Martin W. Spector and Dorothy J. Spector, and each of them, with power of substitution, proxies of the undersigned, to vote all the shares of common stock of Spec's Music, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on December 10, 1996, or any adjournment thereof, upon the matter referred to on the reverse side and, in their discretion, upon any other business as may come before the meeting.

                   (CONTINUED ADN TO BE SIGNED ON OTHER SIDE)


                             [FOLD AND DETACH HERE]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.                                 Please mark
                                                                                            your votes as  [X]
                                                                                            indicated in
                                                                                            this example

1. ELECTION OF DIRECTORS                                                              2. Adoption of Spec's Music, Inc.
   FOR            WITHHOLD    Arthur H. Hertz      Ann S. Lieff     Barry J. Gibbons     1996 Non-Employee Directors
all nominees     AUTHORITY   Martin W. Spector  Rosalind S. Zacks   Cunthia C. Turk      Stock Option Plan.
 examples       to vote for
indicated      all nominees
   [ ]              [ ]      (INSTRUCTION: To withhold authority to vote for any           FOR   AGAINST   ABSTAIN
                                           individual nominee, strike a line through       [ ]     [ ]       [ ]
                                           that nominee's name in the list above.)


                                                     This Proxy when properly executed will be voted in the
                                                   manner directed herein by the undersigned shareholder if no direction is made, this proxy ill be voted FOR the
                                                   proposals as set forth herein.

                                                     The undersigned acknowledge receipt of Notice of Annual
                                                   Meeting of Shareholders dated November 4, 1996, and the
                                                   accompanying Proxy Statement.

                                                                    Dated:                 ,1996

                                                                            Signature

                                                     Please sign exactly as name appears herein. When shares
                                                   are held by joint tenants, both should sign. When
                                                   signing as attorney, executor, administrator,
                                                   trustee or guardian, please give full title as such if a
                                                   corporation, please sign in full corporate name by
                                                   President or other authorized offer. If a partnership,
                                                   please sign in partnership name by authorized person.

                                                   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                   PROMPTLY USING THE ENCLOSED ENVELOPE.

                             [FOLD AND DETACH HERE]
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